UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 December 1, 2010
(Date of earliest event reported)

AMERICAN PUBLIC EDUCATION, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 WEST CONGRESS STREET, CHARLESTOWN, WV	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, Dr. Frank McCluskey announced that, effective March 17, 2011, he was retiring from his position as Executive Vice President and Provost of American Public University System, Inc., a wholly owned subsidiary of American Public Education, Inc.  It is currently expected that Dr. McCluskey will serve as Scholar in Residence of Educational Theory at American Public University System after he steps down from his current position.

Item 7.01.  Regulation FD.

On December 6, 2010, American Public University System issued a press release announcing the resignation of Dr. Frank McCluskey.  That press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1        Press Release of American Public University System, Inc. issued December 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date:	December 6, 2010	By:	/s/ Harry T. Wilkins
Harry T. Wilkins Executive Vice President and Chief Financial
Officer

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